Exhibit 10.5

CONSENT TO AMENDMENT

OF

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

The undersigned, a party to that certain Amended and Restated Investor Rights Agreement dated February 5, 2002, as amended (the “Rights Agreement”) by and among Xcyte Therapies, Inc., a Delaware corporation (the “Company”), the parties identified on Schedule A and Schedule B attached thereto (the “Investors”), by execution of this document, hereby consents, pursuant to Section 8.1 of the Rights Agreement, to the amendment of the Rights Agreement as set forth below. Capitalized terms used herein but not defined herein shall have the meaning given to them in the Rights Agreement.

The Company and the Investors hereby agree to add The Trustees of the University of Pennsylvania (“Penn”) to the Rights Agreement and Penn, upon signing a counterpart signature page to the Rights Agreement, shall be deemed as “Investor” and a “Holder” for purposes of Section 1.1(c) thereof and related sections thereto in the Rights Agreement and subject to all of the rights and obligations of the Rights Agreement therein, and the 350,000 shares of Common Stock issued to Penn pursuant to the License Agreement between Penn and the Company dated as of May 15, 2002 shall be considered “Registrable Securities” under the Rights Agreement for purposes of Section 1.1(g) thereof.

This amendment to the Rights Agreement is effective as of the date the Company and Investors holding at least a majority in interest of the Registrable Securities execute this Consent.

[signature page follows]

COMPANY:

XCYTE THEREAPIES, INC., a Delaware corporation

By:	/s/ RONALD J. BERENSON

Ronald J. Berenson, President and Chief Executive Officer

INVESTOR:

ALTA CALIFORNIA PARTNERS, L.P., By: Alta California Management Partners, L.P.

By:

General Partner

COMPANY:

XCYTE THEREAPIES, INC., a Delaware corporation

By:

Ronald J. Berenson, President and Chief Executive Officer

INVESTOR:

ALTO EMBARCADERO PARTNERS, LLC

By:

Under Power of Attorney

COMPANY:

XCYTE THEREAPIES, INC., a Delaware corporation

By:

Ronald J. Berenson, President and Chief Executive Officer

ARCH VENTURE FUND II, L.P.,

a Delaware limited Partnership

By:	ARCH MANAGEMENT PARTNERS II, L.P.

a Delaware limited partnership, its

General Partner

By:	ARCH VENTURE PARTNERS, L.P.,

A Delaware limited partnership, its

General Partner

By:	ARCH VENTURE CORPORATION

An Illinois corporation, its

General Partner

ARCH VENTURE FUND III, L.P.,

a Delaware limited partnership

By:	ARCH VENTURE PARTNERS, L.L.C.,

a Delaware limited partnership, its

General Partner

INVESTOR:

By:

Title:

COMPANY:

XCYTE THEREAPIES, INC., a Delaware corporation

By:

Ronald J. Berenson, President and Chief Executive Officer

INVESTOR:

By:

Title:

DLJ Capital Corp.

By: Philippe O. Chambon

Its: Managing Director

DLJ First ESC L.P.

By: DLJ LBO Plans Management Corporation

Its: General Partner

By: Philippe O. Chambon

Its: Attorney In Fact

Sprout Capital VII, L.P.

By: DLJ Capital Corp.

Its: Managing General Partner

By: Philippe O. Chambon

Its: Managing Director

The Sprout CEO Fund, L.P.

By: DLJ Capital Corp.

Its: General Partner

By: Philippe O. Chambon

Its: Managing Director